UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

ZOVIO INC
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8620 Spectrum Center Blvd. San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

(858) 668-2586
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The Nasdaq Stock Market LLC

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On May 29, 2019, Zovio Inc (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"), at which the Company's stockholders (i) elected Victor K. Nichols and George P. Pernsteiner as Class I directors for a three-year term to expire at the 2022 Annual Meeting of Stockholders, and (ii) ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019. These proposals are more fully described in the Company's definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 19, 2019. As of April 5, 2019, the record date for the Annual Meeting, there were 29,927,779 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 25,982,995 shares of the Company's common stock were represented in person or by proxy. The final voting results with respect to each matter voted upon at the Annual Meeting were as follows:
Proposal 1 - Election of two Class I directors, Victor K. Nichols and George P. Pernsteiner, for a three-year term to expire at the 2022 Annual Meeting of Stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Victor K. Nichols	19,710,059	2,001,648	4,271,288
George P. Pernsteiner	19,724,262	1,987,445	4,271,288
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,419,732	1,551,538	11,725	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2019		Zovio Inc

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Executive Vice President, Secretary and General Counsel